Exhibit 99.1

News release

Hyzon Motors Announces Receipt of Notice from Nasdaq Regarding Late Filing of Quarterly Report on Form 10-Q

ROCHESTER, N.Y. – November 18, 2022 – Hyzon Motors Inc. (NASDAQ: HYZN), today announced that it has received a notice from The Nasdaq Stock Market LLC (“Nasdaq”) stating that because the Company has not yet filed its quarterly report on Form 10-Q for the period ended September 30, 2022 (the “Q3 Form 10-Q”), the Company remains in non-compliance with Nasdaq Listing Rule 5250(c) (1), which requires listed companies to timely file all required periodic reports with the Securities and Exchange Commission (the “SEC”).

As previously disclosed on Form 8-K filed with the SEC on August 18, 2022, the Company previously received a notice on August 16, 2022 from Nasdaq indicating that as a result of not having timely filed its Quarterly Report on Form 10-Q for the period ended June 30, 2022 (the "Q2 Form 10-Q" and, together with the Q3 Form 10-Q, the "Forms 10-Q"), the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1).

The current notice will have no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Global Select Market, although there can be no assurances that further delays in the filing of the Forms 10-Q will not have an impact on the listing or trading of the Company’s common stock. Nasdaq indicated that the Company must: (i) no later than December 1, 2022, submit an update to its original plan to regain compliance with respect to the filing requirement; (ii) on or before January 16, 2023, submit a summary of the Company's previously announced internal investigation; and (iii) on or before February 13, 2023, file the delinquent Forms 10-Q. The Company intends to file the delinquent Forms 10-Q as soon as practicable.

About Hyzon

Hyzon is a global supplier in fuel cell electric mobility, with US operations in the Rochester, Chicago and Detroit areas, and international operations in the Netherlands, China, and Australia. Hyzon is an energy transition accelerator and technology innovator, providing end-to-end solutions in the transport sector with a focus on commercial vehicles and hydrogen supply infrastructure. Utilizing its proven and proprietary hydrogen fuel cell technology, Hyzon aims to supply zero-emission heavy duty vehicles to customers in North America, Europe and around the world to mitigate emissions from diesel transportation, which is one of the single largest sources of carbon emissions globally. The Company is contributing to the escalating adoption of fuel cell electric vehicles through its demonstrated technology advantage, leading fuel cell performance and history of rapid innovation. Visit www.hyzonmotors.com.

Accelerating the
Energy Transition	hyzonmotors.com

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, are forward-looking statements. When used in this press release, the words "aims",“could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Hyzon disclaims any duty to update any forward -looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Hyzon cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Hyzon, including risks and uncertainties described in the “Risk Factors” section of Hyzon’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 30, 2022, our Amended Registration Statement on Form S-1 filed with the SEC on April 6, 2021, and other documents filed by Hyzon from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Hyzon gives no assurances that Hyzon will achieve its expectations.

Media contacts:
Hyzon Motors
hyzon@kivvit.com

For investors:
Darla Rivera
Hyzon Motors Inc
IR@hyzonmotors.com

Accelerating the
Energy Transition	hyzonmotors.com